                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                   May 7, 1996
                      -----------------------------------
                       (Date of earliest event reported)



                                 Cephalon, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                          0-19119                23-2484489
- --------------------------------------------------------------------------------
(State or other jurisdiction                (Commission            (IRS Employer
of incorporation or organization)           File Number)            ID No.)

         145 Brandywine Parkway
       West Chester, Pennsylvania                                     19380
- --------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                 (215) 344-0200
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS.

     On May 7, 1996, Cephalon and its partner, Chiron Corporation, announced that the U.S. Food and Drug Administration (FDA) has scheduled Myotrophin (rhIGF-1) for review by the FDA's Peripheral and Central Nervous System Drugs Advisory Committee on June 7, 1996.

     The companies plan to present findings from two completed clinical studies which evaluated Myotrophins utility in treating amyotrophic lateral sclerosis (ALS, or Lou Gehrig's disease). Data from these studies have been submitted to the FDA in support of a Treatment Investigational New Drug application. The companies plan to submit a New Drug Application (NDA) based upon these studies later this year for clearance to market the drug in the United States.

     This announcement contains forward-looking statements that involve risks and uncertainties. A full discussion of the companies' operations and financial condition, including factors that may affect future operating results, is contained in documents the companies file with the SEC, such as form 10-Q and 10-K reports. These documents identify important factors that could cause the companies' actual performance to differ from our current expectations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired: None

     (b)  Pro Forma Financial Information: None

     (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CEPHALON, INC.



Date: May 7, 1996                      By:/s/ Bruce A. Peacock
                                          -------------------------------------
                                          Bruce A. Peacock
                                          Executive Vice President and
                                          Chief Operating Officer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                                PAGE
- -------                                                                ----

99.1      Press Release dated May 7, 1996.                              5